UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 18, 2012
Illumina, Inc.
(Exact name of registrant as specified in its charter)
001-35406

(Commission File Number)

Delaware	33-0804655
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)
5200 Illumina Way, San Diego, CA 92122

(Address of principal executive offices) (Zip code)
(858) 202-4500

(Registrant’s telephone number, including area code)
N/A

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

    Item 2.02 Results of Operations and Financial Condition
    Item 5.07 Submission of Matters to a Vote of Security Holders
    Item 9.01 Financial Statements and Exhibits
SIGNATURES
Exhibit Index

Item 2.02 Results of Operations and Financial Condition.

On April 23, 2012, Illumina, Inc. (the "Company") issued a press release announcing financial results for the three months ended April 1, 2012. The full text of the Company’s press release is attached hereto as Exhibit 99.1.

This Form 8-K, including the exhibit hereto, is being furnished to the Securities and Exchange Commission and shall not be deemed to be “filed” for purposes of Section 18 of, or otherwise regarded as “filed” under, the Securities Exchange Act of 1934, as amended. The information in this report shall not be incorporated by reference into any filing of Illumina, Inc. with the Securities and Exchange Commission, whether made before, on or after the date hereof, regardless of any general incorporation language in such filing.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company's 2012 annual meeting of stockholders (the “Annual Meeting”) was held on April 18, 2012, at which the Company's stockholders voted upon and approved the following proposals:

1.	The election of each of the following individuals nominated by the Company to serve as a director and hold office for three years until the 2015 annual meeting of stockholders of the Company:

•	A. Blaine Bowman;

•	Karin Eastham;

•	Jay T. Flatley; and

•	William H. Rastetter

2.	The ratification of the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 30, 2012; and

3.	On an advisory basis, the compensation paid to the Company's “named executive officers” as disclosed in the Company's Proxy Statement for the Annual Meeting.

At the Annual Meeting, the Company's stockholders did not elect any of the following individuals nominated by CKH Acquisition Corporation (“Roche”), an indirect, wholly-owned subsidiary of Roche Holding Ltd., to serve as a director and hold office for three years until the 2015 annual meeting of stockholders of the Company:

•	Bary Bailey;

•	Dwight Crane;

•	Michael Griffith; or

•	Jay Hunt

In addition, the Company's stockholders rejected the following proposals at the Annual Meeting:

4.	Roche's proposal to amend the Company's bylaws to increase the number of directors on the Company's Board of Directors (the “Board of Directors”);

5.	Roche's proposal to amend the Company's bylaws to require that newly created directorships be filled only by a stockholder vote;

6.	Roche's proposal to fill the two newly created directorships with its nominees, if Proposal 4 was approved; and

7.	Roche's proposal to repeal any bylaw amendments adopted by the Board of Directors without stockholder approval after April 22, 2010.

According to preliminary results provided by the independent inspector of elections, stockholders present in person or by proxy, representing 100,973,936 shares of the Company's common stock voted on each proposal presented as follows:

Proposal 1	Votes regarding the election of four director nominees were:

	For	Withheld	Broker Non-Votes
Illumina Nominees:
A. Blaine Bowman	92,138,076	172,570	—
Karin Eastham	91,980,546	330,100	—
Jay T. Flatley	92,142,501	168,145	—
William H. Rastetter	91,990,678	319,968	—

Roche Nominees:
Bary Bailey	7,333,041	1,330,249	—
Dwight Crane	7,332,947	1,330,343	—
Michael Griffith	7,333,041	1,330,249	—
Jay Hunt	7,333,447	1,329,843	—

Proposal 2	Votes regarding the ratification of the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 30, 2012 were:

For	Against	Abstain	Broker Non-Votes
95,528,778	214,163	5,227,690	—

Proposal 3	Votes regarding the approval, on an advisory basis, of the compensation paid to the Company's “named executive officers” as disclosed in the Company's Proxy Statement for the Annual Meeting were:

For	Against	Abstain	Broker Non-Votes
88,071,422	7,372,600	5,526,609	—

Proposal 4	Votes regarding Roche's proposal to amend the Company's bylaws to increase the number of directors on the Board of Directors were:

For	Against	Abstain	Broker Non-Votes
9,250,824	91,185,921	537,191	—

Proposal 5	Votes regarding Roche's proposal to amend the Company's bylaws to require that newly created directorships be filled only by a stockholder vote were:

For	Against	Abstain	Broker Non-Votes
9,150,674	91,250,634	572,628	—

Proposal 6	Votes regarding Roche's proposal to fill the two newly created directorships with its nominees, if Proposal 4 was approved, were:

	For	Withheld	Broker Non-Votes
Earl (Duke) Collier, Jr.	9,876,869	91,097,067	—
David Dodd	9,875,898	91,098,038	—

Proposal 7	Votes regarding Roche's proposal to repeal any bylaw amendments adopted by the Board of Directors without stockholder approval after April 22, 2010 were:

For	Against	Abstain	Broker Non-Votes
9,321,096	91,099,896	552,944	—

If the final results, as certified by the independent inspector of elections, differ from the foregoing preliminary results, the Company will report the final results in an amendment to this Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1    Press release dated April 23, 2012 announcing Illumina, Inc.’s financial results for the first quarter ended April 1, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ILLUMINA, INC.
Date: April 23, 2012	By:	/s/ Marc A. Stapley
Marc A. Stapley
Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number	Description
99.1	Press release dated April 23, 2012 announcing Illumina, Inc.’s financial results for the three months ended April 1, 2012.